Restricted Net Assets	6 Months Ended
Jun. 30, 2026
Restricted Net Assets [Abstract]
Restricted Net Assets

20. Restricted Net Assets

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s PRC subsidiaries can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to the general reserve fund and the statutory surplus fund respectively. The general reserve fund and the statutory surplus fund require that annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to nil as of June 30, 2026 including the paid-in capital, additional paid-in capital and the statutory reserves of the Company’s PRC subsidiaries. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries for working capital and other funding purposes, the Company may in the future require additional cash resources from its PRC subsidiaries due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company’s shareholders.